UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2005
                                                          --------------

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-25505                   52-2134774
-----------------------------      ------------------             ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                         20007
----------------------------------------                         -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01       Regulation FD Disclosure
                ------------------------

     On August 2, 2005, NCRIC Group, Inc. announced that its shareholders have approved NCRIC Group's merger into ProAssurance.

     At NCRIC Group's special meeting of shareholders there were 6,909,782 shares eligible to vote at the meeting of which 4,689,716 shares voted in favor and 652,969 shares voted against the Agreement and Plan of Merger dated February 28, 2005 by and among NCRIC Group, Inc., ProAssurance Corporation and NCP Merger Corporation.

     NCRIC Group's merger into ProAssurance is expected to be declared effective upon the close of business on August 3, 2005. Each share of NCRIC Group common stock will be converted into 0.25 shares of ProAssurance common stock automatically at the effective time of the merger. NCRIC Group expects to delist its stock on NASDAQ at that time. Holders of NCRIC Group shares may begin trading their converted shares as ProAssurance common stock on the NYSE on August 4, 2005, the day following the expected effective time of the merger. Record holders of NCRIC Group common stock will receive instructions for exchanging their certificates of NCRIC Group common stock for certificates of ProAssurance common stock within the next few days.

     A copy of the news release issued by NCRIC Group, Inc. disclosing the proposed transaction is attached as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

(a)     Financial statements of businesses acquired. Not Applicable.

(b)     Pro forma financial information. Not Applicable.

(c)     Exhibits.

        The following exhibit is attached as part of this report:

        Exhibit 99.1     Press Release of NCRIC Group, Inc. dated August 2, 2005

NCRIC Group,  Inc. is furnishing the exhibit to this Form 8-K in accordance with item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                NCRIC GROUP, INC.



DATE: August 2, 2005                         By: /s/ Rebecca B. Crunk
                                                --------------------------------
                                                Rebecca B. Crunk
                                                Senior Vice President and Chief
                                                Financial Officer





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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

            99.1                    Press Release of NCRIC Group, Inc. dated
                                    August 2, 2005